Financial Statements and Report of
       Independent Certified Public Accountants

          COUNTRYWIDE SECURITIES CORPORATION

            (A wholly-owned subsidiary of

          Countrywide Capital Markets, Inc.)

                  February 29, 2000




                                                 C o n t e n t s

                                                                           Page

Report of Independent Certified Public Accountants                                                                3


Financial Statements

    Statement of Financial Condition                                                                              4

    Statement of Earnings                                                                                         5

    Statement of Changes in Stockholder's Equity                                                                  6

    Statement of Changes in Subordinated Borrowings                                                               7

    Statement of Cash Flows                                                                                       8

    Notes to Financial Statements                                                                                 9


Supplementary Information

Report of Independent Certified Public Accountants on Supplementary Information
Required by Rule 17a-5 of the Securities and Exchange Commission                                                  18

    SCHEDULE I - Computation of Net Capital under Rule 15c3-1 of the Securities
and Exchange Commission                                                                                      19

    SCHEDULE II - Computation for Determination of Reserve Requirements under
        Rule 15c3-3 of the Securities and Exchange Commission                                                    20

    SCHEDULE III - Information Relating to Possession or Control Requirements
under
        Rule 15c3-3 of the Securities and Exchange Commission                                                    21

Report of Independent Certified Public Accountants on Internal Control Structure Required by
    Rule 17a-5 of the Securities and Exchange Commission                                                         23

               Report of Independent Certified Public Accountants

Board of Directors
Countrywide Securities Corporation

We have audited the accompanying statement of financial condition of Countrywide Securities Corporation (a wholly-owned subsidiary of Countrywide Capital Markets, Inc.) as of February 29, 2000, and the related statements of earnings, changes in stockholder's equity, changes in subordinated borrowings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Countrywide Securities Corporation as of February 29, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Los Angeles, California
April 12, 2000

                          The  accompanying  notes are an integral  part of this
statement.

                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                        STATEMENT OF FINANCIAL CONDITION

                                February 29, 2000

                             (Dollars in thousands)

                                           ASSETS

Cash segregated under federal regulations                                                                $      5,600
Receivables from brokers and dealers                                                                           18,461
Receivables from customers                                                                                      4,628
Trading securities owned, at market value                                                                   1,984,031
Securities purchased under agreements to resell                                                               457,524
Other assets                                                                                                   17,670
                                                                                                     ------------------

                                    Total assets                                                           $2,487,914
                                                                                                     ==================

                            LIABILITIES AND STOCKHOLDER'S EQUITY

Payables to brokers and dealers                                                                          $     34,155
Payables to customers                                                                                           3,753
Trading securities sold, not yet purchased, at market value                                                   181,904
Securities sold under agreements to repurchase                                                              2,075,257
Accounts payable and accrued liabilities                                                                       10,669
Due to affiliates                                                                                              41,661
                                                                                                     ------------------

                                    Total liabilities                                                       2,347,399
                                                                                                     ------------------

Commitments and contingencies                                                                                       -
Liabilities subordinated to claims of general creditors                                                        52,093
                                                                                                     ------------------

Stockholder's equity

Capital stock - no par value; authorized, 100,000
shares; issued and outstanding, 30 shares                                                                         288
Additional paid-in capital                                                                                     30,400
Retained earnings                                                                                              57,734
                                                                                                     ------------------

                                    Total stockholder's equity                                                 88,422
                                                                                                     ------------------

                                    Total liabilities and stockholder's equity                             $2,487,914
                                                                                                     ==================


                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                              STATEMENT OF EARNINGS

                          Year ended February 29, 2000

                             (Dollars in thousands)

Revenues

         Gain on securities trading accounts and fees                                                      $  52,256
         Interest earned                                                                                     108,981
                                                                                                     ------------------
                                                                                                             161,237

Expenses

         Employee compensation and benefits                                                                   37,126
         Interest expense                                                                                     84,084
         Transfer and clearing fees                                                                            1,169
         Rent                                                                                                    752
         Data processing                                                                                       3,735
         Other operating expenses                                                                              7,107
                                                                                                     ------------------
                                                                                                     ------------------

                                                                                                             133,973

                                                                                                     ------------------

                                    Earnings before income taxes                                              27,264

Provision for income taxes                                                                                     9,245
                                                                                                     ------------------

                                    NET EARNINGS                                                           $  18,019
                                                                                                     ==================







                          The  accompanying  notes are an integral  part of this
statement.

                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                          Year ended February 29, 2000

                             (Dollars in thousands)

                                                                                                           Total

                                          Common Stock      Paid-in Capital         Retained           Stockholder's
                                                                                    Earnings               Equity
                                         ---------------    -----------------    ----------------     -----------------

Balances at March 1, 1999                        $288               $30,400              $39,715              $70,403

Net earnings for the year                           -                     -               18,019               18,019
                                         ---------------    -----------------    ----------------     -----------------

Balances at February 29, 2000                    $288               $30,400              $57,734              $88,422
                                         ===============    =================    ================     =================







                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                             STATEMENT OF CHANGES IN

                             SUBORDINATED BORROWINGS

                          Year ended February 29, 2000

                             (Dollars in thousands)

Subordinated borrowings at March 1, 1999                                                                     $52,190
Increases:
   Issuance of subordinated notes                                                                             52,793
Decreases:
   Payment of subordinated notes                                                                             (52,890)
                                                                                                       -----------------

Subordinated borrowings at February 29, 2000                                                                 $52,093
                                                                                                       =================













                          The  accompanying  notes are an integral  part of this
statement.

                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                             STATEMENT OF CASH FLOWS

                          Year ended February 29, 2000

                             (Dollars in thousands)

Cash flows from operating activities:

         Net earnings                                                                                  $    18,019
         Adjustments to reconcile net earnings to net cash used in operating activities:
                  Decrease in cash segregated under federal regulations                                      2,034
                  Decrease in receivables from brokers and dealers                                         378,035
                  Decrease in receivables from customers                                                     4,326
                  Increase in trading securities owned, at market value                                   (523,585)
                  Increase in securities purchased under agreements to resell                             (372,438)
                  Increase in other assets                                                                  (6,560)
                  Increase in payables to brokers and dealers                                               28,615
                  Decrease in payables to customers                                                         (5,536)
                  Increase in trading securities sold, not yet purchased, at market value                   97,129
                  Increase in securities sold under agreements to repurchase                               451,486
                  Increase in accounts payable and accrued liabilities                                       1,434
                                                                                                   -------------------
                                    Net cash provided by operating activities                               72,959

Cash flows from financing activities:

         Decrease in due to affiliates                                                                     (72,862)
         Net decrease in subordinated notes                                                                    (97)
                                                                                                   -------------------
                                    Net cash used in financing activities                                  (72,959)

                                    Net change in cash                                                           -

Cash at beginning of year                                                                                        -
                                                                                                   -------------------

Cash at end of year                                                                                $             -
                                                                                                   ===================

Supplemental disclosure of cash flow information:

         Interest paid                                                                                 $    82,984
                                                                                                   ===================


                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)


                     NOTES TO FINANCIAL STATEMENTS - Cont'd

                                February 29, 2000


                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Countrywide Securities Corporation (the "Company") is a broker-dealer registered with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company trades mortgage-backed securities ("MBS") and other fixed income securities with broker-dealers and institutional investors. In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

    Organization

    The Company is a California corporation that is a wholly-owned subsidiary of Countrywide Capital Markets, Inc. (the "Parent"), which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc. ("CCI").

    Cash

    Financing  of  the   Company's   assets  and   operations   is  provided  by
    collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. Accordingly, the unrestricted cash balance is zero.

    Securities Transactions

    Proprietary securities transactions are recorded on a trade date basis, while customers' securities transactions are recorded on settlement date basis.

    Trading securities owned and sold, not yet purchased, are carried at market value. Gains or losses resulting from changes in the market value of the securities are recorded in gain on securities trading accounts and fees.

                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                    NOTES TO FINANCIAL STATEMENTS - Continue

                                February 29, 2000

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Contiued

    Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing transactions and are carried at the amounts at which the securities will subsequently be resold or reacquired as specified in the respective agreements, plus accrued interest.

    At February 29, 2000, the market value of the securities purchased under agreements to resell was $465,990,000 and the average effective interest rate was 4.48% for the year ended February 29, 2000. The market value of the securities sold under agreements to repurchase was $2,112,132,000 and the average effective interest rate was 5.23% for the year ended February 29, 2000.

    Resell and repurchase agreements are collateralized by U.S. Treasury securities or various MBS securities. Collateral is valued daily and the Company may require counter-parties to deposit additional collateral or return collateral pledged when appropriate.

    Collateral

    The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets or the Company can substitute collateral or otherwise redeem it on short notice. The Company generally does not report assets received as collateral in secured lending and other arrangements since the debtor typically has the right to redeem the collateral on short notice.

    Income Taxes

    CCI and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CCI is for each member of the consolidated group to recognize tax expense based on that member's financial statement income at the rate of 33.9%. The income tax liability generated by the Company, as well as payments thereof, are reflected in the amount due to affiliates.

    Stock-Based Compensation

    CCI grants stock options for a fixed number of shares to employees of the Company with an exercise price equal to the fair value of the shares at the date of grant. The Company recognizes compensation cost related to its stock option plans only to the extent that the fair value of the shares at the grant date exceeds the exercise price.

NOTE B - CASH SEGREGATED UNDER FEDERAL REGULATIONS

    Cash of $5,600,000 at February 29, 2000 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C - RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

    The components of receivables from and payables to brokers and dealers consisted of the following at February 29, 2000:

                                                                                         (Dollars in thousands)


          Securities failed to deliver                                                                     $17,136
          Other receivables                                                                                  1,325
                                                                                                   ------------------

          Total receivables from brokers and dealers                                                       $18,461
                                                                                                   ==================




NOTE C - RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS - Continued

                                                                                         (Dollars in thousands)

          Securities failed to receive                                                                     $26,388
          Unsettled proprietary trades, net                                                                  7,468
          Other payables                                                                                       299
                                                                                                   ------------------

                                              Total   payables   to                                        $34,155
          brokers and dealers
                                                                                                   ==================

    "Fails" represent the contract value of securities which have not been delivered or received by settlement date.



NOTE D - RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

    Receivables from and payables to customers represent amounts due on securities transactions reflected on a settlement date basis. Securities owned by the customers are held as collateral to secure the receivable from customers. Such collateral is not reflected in the financial statements.

NOTE E - TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

    Trading securities owned, at market value, consisted of the following at February 29, 2000:

                                                                                      (Dollars in thousands)

          Mortgage pass-through certificates                                                         $1,744,406
          Agency debt securities                                                                        129,389
          Collateralized mortgage obligations                                                            88,104
          Negotiable certificates of deposit                                                             19,024
          Options                                                                                         2,832
          Other securities                                                                                  276
                                                                                               -------------------

          Total trading securities owned, at market value                                            $1,984,031
                                                                                               ===================



NOTE E - TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED Continued

    Trading securities sold, not yet purchased, at market value, consisted of the following at February 29, 2000:

                                                                                      (Dollars in thousands)

          U. S. Treasury securities                                                                    $107,709
          Agency debt securities                                                                         72,356
          Negotiable certificates of deposit                                                              1,780
          Other                                                                                              59
                                                                                               -------------------

          Total trading  securities  sold,  not yet  purchased,  at
          market value                                                                                 $181,904
                                                                                               ===================


NOTE F - TRANSACTIONS WITH AFFILIATES

    The Company paid its affiliates $2,287,000 for data processing, marketing, management and accounting for the year ended February 29, 2000. In addition, the Company paid its affiliates $666,000 for rent charged or paid on its behalf for the year ended February 29, 2000. The Company reimbursed its affiliates for all other direct expenses paid on its behalf. Intercompany interest income and expense on the intercompany receivable or payable was based upon a weighted average interest rate of 5.29% for the year. Net interest on the intercompany balance amounted to an expense of $3,903,000 for the year ended February 29, 2000. All such payments and reimbursements are charged or credited through the intercompany account. Included in gain on securities trading accounts and fees are fees in the amount of $32,616,000 earned from an affiliate for the year ended February 29, 2000. Outstanding at February 29, 2000 were securities sold under agreements to repurchase with an affiliate in the amount of $620,101,000. During the year, the Company entered into agreements for options on interest rate swaps ("swaptions") with an affiliate having a notional amount of $60,000,000 and a fair market value at February 29, 2000 of $2,832,000.

    During the year ended February 29, 2000, the Company purchased and sold $45,062,515,000 of securities from affiliates at prevailing market prices.

Refer to Note J for subordinated borrowings from an affiliate at February 29, 2000.

NOTE G - NET CAPITAL REQUIREMENTS

    The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At February 29, 2000, the Company's net capital was $80,462,000 and net capital in excess of the minimum required was $80,212,000. The rule also prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debits.

NOTE H - EMPLOYEE BENEFIT PLANS

    Eligible full-time employees of the Company are covered under CCI's defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company's employees' participation in these plans.

    Eligible full-time employees of the Company are also covered under CCI's defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company's salary expense to the total salary expense of CCI and its subsidiaries. The Company's expense related to these plans was $347,000 for the year ended February 29, 2000. Because the Company participates in these plans with other subsidiaries of CCI, an analysis setting forth the funding status at February 29, 2000, cannot be separately determined for the Company.

NOTE I - COMMITMENTS AND CONTINGENCIES

    The Company is contingently liable under an irrevocable letter of credit agreement used in lieu of margin and clearing deposits with the MBS Clearing Corporation in the amount of $10,000,000. The total margin requirement was $10,435,000 at February 29, 2000, which was satisfied with the letter of credit and a cash deposit of $435,000.

    The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE J - LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

    All  borrowings  under  revolving  subordination   agreements  are  with  an
    affiliate. At February 29, 2000, the balances are:

                                                                                                 (Dollars in thousands)

          Revolving subordinated note, 5.47%, due May 24, 2000                                             $35,457
          Revolving subordinated note, 5.88%, due June 26, 2000                                             11,423
          Revolving subordinated note, 5.00%, due April 28, 2000                                             5,213
                                                                                                   ------------------

          Total liabilities subordinated to claims of general creditors                                    $52,093

                                          ==================

    The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company's Net Capital (SEC Rule 15c3-1) and may be repaid only if, after giving effects to such repayment, the Company meets specified requirements of the SEC. Interest expense on the subordinated borrowings amounted to $2,795,000 for the year ended February 29, 2000.

NOTE K - FINANCIAL INSTRUMENTS

    The Company utilizes a variety of derivative and other financial instruments for trading purposes and to manage interest rate risk. These instruments include MBS mandatory forward delivery and purchase commitments, short sales of cash market U.S. Treasury securities and swaptions. Risks arise from the potential fluctuations of interest rates during the term of these contracts.

    The following summarizes the notional amounts of MBS mandatory forward delivery and purchase commitments and swaptions, and fair values (carrying amounts) of the related assets and liabilities at February 29, 2000, as well as the average fair values of the related assets and liabilities for the year ended February 29, 2000.

---------------------------------- --- ---------------- --- --------------------------- -------------------------------
                                                                  Fair Value                        Average
                                           Notional               At 2/29/00                      Fair Values
  (Dollars in Thousands)                   Amount             Assets      Liabilities        Assets       Liabilities
----------------------------------    -----------------    ------------  --------------  ---------------  -------------
----------------------------------    -----------------    ------------  --------------  ---------------  -------------
   Forward contracts for

       sale of MBS                         $3,095,708               -        $15,474               -         ($4,314)

   Forward contracts for

       purchase of MBS                     $1,331,271          $4,394              -         ($2,772)
                                                                                                                    -

         Swaptions                        $    60,000          $2,832              -         $2,970                 -
-----------------------------------------------------------------------------------------------------------------------

    While the Company does not anticipate nonperformance by any counter-party, the Company is exposed to credit loss in the event of nonperformance by the counter-parties to the various instruments. These entities include other broker/dealers and institutional investors. The Company has established credit policies applicable to making commitments involving financial instruments with off-balance-sheet risk. Such policies include credit reviews, approvals, limits and monitoring procedures.

    The fair values of financial instruments approximate the carrying value.

                                          Countrywide Securities Corporation
                                             (A wholly-owned subsidiary of
                                          Countrywide Capital Markets, Inc.)

                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                              February 28, 1995 and 1994














                            SUPPLEMENTARY INFORMATION

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON

                              SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

                                                            17

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON

                              SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors
Countrywide Securities Corporation

We have audited the financial statements of Countrywide Securities Corporation as of and for the year ended February 29, 2000, and have issued our report thereon dated April 12, 2000. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole of Countrywide Securities Corporation, which are presented in the preceding section of this report. The supplementary information contained in Schedules I, II, and III on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Los Angeles, California
April 12, 2000

                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                                February 29, 2000

                                   SCHEDULE I

               COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1 OF THE

                       SECURITIES AND EXCHANGE COMMISSION

                             (Dollars in thousands)

AGGREGATE DEBITS
Total aggregate debits from the reserve formula            $      6,196
                                                              ===============

NET CAPITAL

         Stockholder's equity                                                                                     $    88,422
         Add:  Allowable liabilities subordinated to claims of general creditors                                       52,093
                                                                                                               ---------------
         Total capital and allowable subordinated liabilities                                                         140,515

         Deductions and/or charges
                  A (1) Nonallowable assets

                                            Receivables from brokers and dealers                  $      889
                                            Receivables from customers                                   797
                                            Furniture,     equipment    and    leasehold               3,465
improvements, net
                                            Other nonallowable assets                                  1,176
                                                                                              -------------
                                                                                                       6,327

                           (2) Additional charges on customer's securities accounts                       66

                  B.   Aged fails to deliver                                                             809
                                      Number of items - 45

                  C.   Other deductions and/or charges                                                   517           (7,719)
                                                                                              -------------    ---------------

         Net capital before haircuts on security positions                                                            132,796

         Haircuts on securities (computed pursuant to rule 15c3-1(c)(2)(vi))
                  Trading and investment securities
                           1.       Bankers acceptances, CDs and commercial paper                        862
                           2.       U.S. and Canadian government obligations                          42,220
                           3.       Corporate obligations                                              5,623
                           4.       Options                                                            2,832
                           5.       Other securities                                                      44
                           6.       Undue concentration                                                  753          (52,334)
                                                                                              -------------    ---------------

                                            NET CAPITAL                                                             $ 80,462


                                          ===============






NET CAPITAL REQUIREMENTS/PERCENTAGE

    Minimum net capital requirement (2% aggregate debit items)                                                        $124

    Net capital requirement (minimum requirement)
                                                                                                                       $250

    Excess net capital                                                                                                $80,212
    Excess net capital greater than 5% of aggregate debits                                                            $80,152
    Percentage:  Net capital to aggregate debit items                                                                   1299%

There are no material differences between the above computation and the computation included with the Company's FOCUS II Form X-17A-5 for the period ending February 29, 2000.


                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                                February 29, 2000

                                   SCHEDULE II

              COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS

                    UNDER RULE 15c3-3 OF THE SECURITIES AND EXCHANGE COMMISSION

                             (Dollars in thousands)


CREDIT BALANCES


    Free credit balances and other credit balances in customers' security accounts                                 $2,749
    Monies borrowed collateralized by securities carried for the accounts of customers                               -
    Monies payable against customers' securities loaned                                                              -
    Customers' securities failed to receive                                                                           415
    Credit balances in firm accounts which are attributable to principal sales to customers                         2,288
    Market value of stock dividends, stock splits, and similar distributions
        receivable outstanding over 7 business days                                                                  -
    Market value of short security count differences over 7 business days                                            -
    Market value of short securities and credits in all suspense accounts over 7
        business days                                                                                                   8
    Market value of securities which are in transfer in excess of 40 calendar
        days and have not been confirmed to be in transfer                                                           -
                                                                                                           ------------------

                  Total Credits                                                                                     5,460
                                                                                                           ==================

DEBIT BALANCES
    Debit balances in customers' cash and margin accounts excluding
        unsecured accounts and accounts doubtful of collection                                                      3,827
    Securities borrowed to effectuate short sales by customers and securities
        borrowed to make delivery on customers' securities failed to deliver                                         -
    Failed to deliver of customers' securities not older than 30 calendar days                                      2,369
    Margin required and on deposit with the Options Clearing Corporation                                             -
                                                                                                           ------------------

    Aggregate Debit Items                                                                                           6,196
    less 3% (for alternative method only)                                                                            (186)
                                                                                                           ------------------

                  Total 15c3-3 Debits                                                                               6,010
                                                                                                           ==================

Excess of total debits over total credits                                                                             550
                                                                                                           ==================
                                                                                                           ==================
Required deposit                                                                                                      None
                                                                                                           ==================

Amount held on deposit in "reserve" bank account including value of
    qualified securities at end of reporting period                                                                $5,600
                                                                                                           ==================

There are no material differences between the above computation and the computation included with the Company's FOCUS II Form X-17A-5 for the period ending February 29, 2000.





                       Countrywide Securities Corporation

                          (A wholly-owned subsidiary of

                       Countrywide Capital Markets, Inc.)

                                February 29, 2000

                                  SCHEDULE III

                  INFORMATION RELATING TO POSSESSION OR CONTROL

                         REQUIREMENTS UNDER RULE 15c3-3

                    OF THE SECURITIES AND EXCHANGE COMMISSION


Market valuation and number of items for:


                                                        Value           Number
                                                 ------------     ------------

1.  Customer's  fully  paid  securities  and
excess  margin securities  not in respondent's
possession or control as of the report date
(for which instructions to reduce to possession
or control had been issued as of the report date)
but for which the required action was not taken by
respondent within the time frames specified under
rule 15c3-3.                                         $ -                 -


2.  Customer's  fully paid  securities  and excess
margin  securities for which  instructions  to
reduce to  possession or control had not been
issued as of the report date,excluding items
arising from "temporary lags which result from
normal business operations" as permitted under
           rule 15c3-3.                              $-                  -

                     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON THE
                      INTERNAL CONTROL STRUCTURE REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON

                             INTERNAL CONTROL STRUCTURE REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

Board of Directors
Countrywide Securities Corporation

In planning and performing our audit of the financial statements of Countrywide Securities Corporation (the Company), for the year ended February 29, 2000, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities and Exchange  Commission
(SEC), we have made a study of the practices and procedures followed by the Company, including tests of compliance with such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g), in the following:

1. Making the periodic computations of aggregate indebtedness (or aggregate debits) and net capital under rule 17a-3(a)(11) and the reserve required by rule 15c3-3(e).

2. Making the quarterly securities examinations, counts, verifications, and comparisons, and the recordation of differences required by rule 17a-13.

3. Complying  with the  requirements  for prompt  payment for  securities  under
Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

4. Obtaining and maintaining physical possession or control of all fully paid and excess margin securities of customers as required by rule 15c3-3.

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls, and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC's above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate. Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at February 29, 2000, to meet the Commission's objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, the National Association of Securities Dealers, Inc., and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and should not be used for any other purpose.

Los Angeles, California
April 12, 2000